EXHIBIT 99

                            COLLATERAL TERM SHEETS

                                                                 July 14, 2003


                          $396,402,239 (Approximate)
                        GSR Mortgage Loan Trust 2003-8
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-8


Features of the Transaction
---------------------------

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo").
|X|  The Mortgage Loans will be serviced by Wells Fargo.
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the senior principal and interest Certificates is [2.45]% +/- .5% in the form of subordination.
|X| [1.0]% of the Mortgage Loans are more than 30 days delinquent as of the Cut Off Date.
|X| The Deal will be modeled on Intex as "GSR03008" and on Bloomberg as "GSR 03-8".
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.
|X| The Senior Certificates are being rated triple-A by two or more of Moody's, S&P and Fitch.




Selected Mortgage Data

-------------------------------------------------- ---------------
                                                       Total
-------------------------------------------------- ---------------
Scheduled Principal Balance:                         $406,358,010
Number of Mortgage Loans:                                     782
Average Scheduled Principal Balance:                     $519,639
Weighted Average Gross Coupon:                              5.22%
Weighted Average Net Coupon:                                4.84%
Weighted Average Stated Remaining Term:                       359
Weighted Average Seasoning:                                  [  ]
Weighted Average Months to Roll:                              119
Weighted Average Amortized Current LTV Ratio:               62.7%
Weighted Average Gross Margin:                              2.75%
Weighted Average Net Margin:                                2.37%
Weighted Average Initial Rate Cap:                          5.00%
Weighted Average Periodic Rate Cap:                         2.00%
Weighted Average Life Cap:                                  5.00%
Weighted Average Gross Maximum Lifetime Rate:              10.22%
Weighted Average FICO Score:                                  742
Originator:                                           Wells Fargo
-------------------------------------------------- ---------------


_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------
Expected Settlement:                July [29], 2003

Cut-off Date:                       July 1, 2003

Pricing Date:                       On or before July [23], 2003

First Distribution Date:            August 25, 2003

Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicer:                           Wells Fargo Home Mortgage, Inc.

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      37.5 bps

Trustee Fee:                        0.25 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date and Class of
                                    Certificates, the last business day of the Interest Accrual period for such
                                    Certificates

Delay Days:                         24 day delay on all Certificates except
                                    for certain classes of Certificates for
                                    which interest will accrue from the prior
                                    Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              [25]% CPR

Interest Accrual:                   On a 30/360 basis; the accrual period is
                                    the calendar month preceding the month of each Distribution Date, except for certain classes of Certificates, which will accrue from the 25th of the month preceding the Distribution Date (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject
                                    to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly
                                    servicing fee

Optional Call:                      The Certificates will have a [10]% optional
                                    termination provision

Rating Agencies:                    The Senior Certificates are being rated
                                    triple-A by two or more of Moody's, S&P
                                    and Fitch.

Minimum Denomination:               senior principal and interest Certificates
                                    - $25,000
                                    senior interest only Certificates -
                                    $5,000,000

Legal Investment:                   All of the offered Certificates are
                                    expected to be SMMEA eligible at
                                    settlement

ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates,
                                    however, prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      All offered Certificates represent REMIC
                                    regular interests

________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Senior Certificates. In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the senior principal or interest Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the senior principal or interest Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If, within the first 36 months, the credit support to the senior principal or interest Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments
--------------------

     Beginning in August 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

     (a) unless a Credit Support Depletion Date shall have occurred, the available distribution amount will be distributed:

         (i) first, pro rata to the Senior Certificates and the Residual Certificates, Accrued Certificate Interest thereon;

         (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until the initial certificate balances thereof have been reduced to zero; and;

         (iii) third, to the senior principal and interest Certificates, as principal, the senior principal distribution amount for such Classes of Certificates;

     (b) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

         (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

         (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

         (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

         (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

         (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

         (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

         (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

         (viii) to each class of the certificates in order of seniority, the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (b)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

         (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.

_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the senior principal and interest Certificates will be made to such classes pro rata based on their Certificate balances rather than as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

     Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

     With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest Certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

     "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.



Coupons of the Certificates
 ---------------------------------------------------------------------------------------------------------------------
           Class                   Bond Reset Date             Initial Coupon          Coupon After Bond Reset Date
                                                                (approximate)
 ---------------------------------------------------------------------------------------------------------------------
    Senior Principal and                 [ ]                        [ ]%              The Minimum of the (1) Net WAC
   Interest Certificates                                                              and (2) 1 Year CMT plus [175]
                                                                                                   bps
 ---------------------------------------------------------------------------------------------------------------------
    Senior Interest Only                 N/A                        [ ]%                     Excess Interest
        Certificates
 ---------------------------------------------------------------------------------------------------------------------



For purposes of calculating weighted average rates, the "Rate" for each Mortgage Loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

     The approximate Certificate Rate for the interest only Certificates for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the senior principal and interest Certificates (the "Notional Amount"). The Notional Amount for any distribution date will equal the aggregate certificate balance of the senior principal and interest Certificates immediately preceding that Distribution Date. The interest only Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the senior principal and interest Certificates. On each Distribution Date the certificate interest rate on the interest only Certificates will equal the excess, if any, of (i) the weighted average net rate of the Mortgage Loans over (ii) the weighted average of the Pass-Through Rates of the senior principal and interest Certificates. The holders of the interest only Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B2 Certificates and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately
[  ]% multiplied by the certificate balance of the Class B3 Certificates.

__________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data:
---------------------------


                      The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                     $406,358,010
Number of Mortgage Loans:                                                 782
Average Scheduled Principal Balance:                                 $519,639
Weighted Average Gross Coupon:                                          5.22%
Weighted Average Net Coupon:                                            4.84%
Weighted Average Stated Remaining Term:                                   359
Weighted Average Seasoning:                                              [  ]
Weighted Average Months to Roll:                                          119
Weighted Average Amortized Current LTV Ratio:                           62.7%
Weighted Average Gross Margin:                                          2.75%
Weighted Average Net Margin:                                            2.37%
Weighted Average Initial Rate Cap:                                      5.00%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Life Cap:                                              5.00%
Weighted Average Gross Maximum Lifetime Rate:                          10.22%
Weighted Average FICO Score:                                              742
Originator:                                                       Wells Fargo


                          Distribution by Scheduled Principal Balance

                                          Mumber Of                Total Dollar             Scheduled Principal
 Scheduled Principal Balance          Mortgage Loans (#)            Amount ($)                  Balance (%)
----------------------------------------------------------------------------------------------------------------
 $350,000 or Less                             84                     $25,750,278                    6.3%
 $350,001 - $450,000                         278                     111,853,844                   27.5
 $450,001 - $550,000                         166                      83,025,251                   20.4
 $550,001 - $650,000                         130                      78,452,601                   19.3
 $650,001 - $750,000                          30                      21,206,671                    5.2
 $750,001 - $1,000,000                        94                      86,069,365                   21.2
----------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
================================================================================================================
Column totals may not add to 100.0% due to rounding



                                      Distribution by Gross Coupon

                                          Number Of                Total Dollar             Scheduled Principal
 Gross Coupon                         Mortgage Loans (#)            Amount ($)                  Balance (%)
----------------------------------------------------------------------------------------------------------------
 4.00% - 4.49%                                10                      $5,616,024                    1.4%
 4.50% - 4.99%                               113                      61,644,488                   15.2
 5.00% - 5.49%                               475                     245,827,831                   60.5
 5.50% - 5.74%                               147                      75,679,902                   18.6
 5.75% - 5.99%                                36                      17,242,304                    4.2
 6.00% - 6.49%                                 1                         347,462                    0.1
----------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
================================================================================================================
Column totals may not add to 100.0% due to rounding


_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Amortized Current Loan-to-Value Ratios



 Amortized Current                        Number Of                Total Dollar             Scheduled Principal
 Loan-To-Value Ratio                  Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Below    40.00%                              75                     $40,871,090                   10.1%
 40.00% - 49.99%                              77                      40,840,224                   10.1
 50.00% - 59.99%                             120                      64,280,829                   15.8
 60.00% - 69.99%                             220                     120,931,323                   29.8
 70.00% - 79.99%                             284                     136,660,117                   33.6
 80.00% - 84.99%                               4                       1,931,200                    0.5
 85.00% - 89.99%                               2                         843,228                    0.2
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding



                                   Distribution by Primary Mortgage Insurance

  Primary Mortgage                         Number Of               Total Dollar             Scheduled Principal
 Insurance ("PMI")                    Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                       780                    $405,514,782                      99.8%
 Amortized CLTV > 80% With PMI                 2                         843,228                       0.2
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                     100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                           Distribution by Stated Remaining Months to Maturity


 Stated Remaining                         Number Of               Total Dollar             Scheduled Principal
 Term (Scheduled)                     Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Less than 301 Months                          1                        $534,135                       0.1%
 349 - 360 Months                            781                     405,823,876                      99.9
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                     100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                      Distribution by Index

                                          Number Of                Total Dollar             Scheduled Principal
 Index                                Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 1 Year CMT                                  782                    $406,358,010                  100.0%
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding

___________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                       Distribution by Months to Roll

                                          Number Of                Total Dollar             Scheduled Principal
 Months To Roll                       Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 109 - 114                                     5                      $2,075,914                       0.5%
 115 - 120                                   777                     404,282,096                      99.5
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                     100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                           Distribution by Gross Margin

                                          Number Of                Total Dollar             Scheduled Principal
 Gross Margin                         Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 2.75%                                       782                   $406,358,010                   100.0%
---------------------------------------------------------------------------------------------------------------
 Total                                       782                   $406,358,010                   100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding



                                       Distribution by Initial Rate Cap

                                          Number Of                Total Dollar             Scheduled Principal
 Initial Rate Cap                     Mortgage Loans(#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 5.00%                                       782                   $406,358,010                   100.0%
---------------------------------------------------------------------------------------------------------------
 Total                                       782                   $406,358,010                   100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                            Distribution by FICO Score

                                          Number Of                Total Dollar             Scheduled Principal
 FICO Score                           Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 621 - 640                                     6                      $3,512,333                    0.9%
 641 - 660                                    16                       8,884,353                    2.2
 661 - 680                                    48                      25,903,243                    6.4
 681 - 700                                    74                      36,428,396                    9.0
 701 - 720                                    99                      52,800,146                   13.0
 721 - 740                                    99                      51,323,804                   12.6
 741 - 760                                   126                      64,843,887                   16.0
 761 & Above                                 314                     162,661,848                   40.0
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding


_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                     Distribution by Property State

                                          Number Of                Total Dollar             Scheduled Principal
 Property State                       Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
California                                   311                    $165,359,794                   40.7%
Massachusetts                                 51                      26,899,644                    6.6
Illinois                                      46                      26,357,810                    6.5
New Jersey                                    46                      22,517,606                    5.5
Virginia                                      40                      16,834,964                    4.1
Washington                                    30                      15,205,550                    3.7
Maryland                                      29                      13,467,159                    3.3
Minnesota                                     26                      12,521,505                    3.1
New York                                      21                      12,787,055                    3.1
Connecticut                                   20                      12,333,503                    3.0
All Other(1)                                 162                      82,073,420                   20.2
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



                                         Distribution by Property Type

                                          Number Of                Total Dollar             Scheduled Principal
 Property Type                        Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Single Family                               710                    $371,600,700                   91.4%
 Condominium                                  43                      19,421,261                    4.8
 Hi-rise Condominium                          13                       8,735,591                    2.1
 2-4 Family                                    8                       3,529,431                    0.9
 PUD                                           8                       3,071,027                    0.8
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                          Distribution by Loan Purpose

                                          Number Of                Total Dollar             Scheduled Principal
 Loan Purpose                         Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                         454                    $239,987,444                   59.1%
 Purchase                                    209                     106,445,769                   26.2
 Cashout Refinance                           119                      59,924,797                   14.7
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding



                                          Distribution by Occupancy

                                          Number Of                Total Dollar             Scheduled Principal
 Occupancy                            Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Owner                                       744                    $386,922,254                      95.2%
 Non-Owner                                    38                      19,435,756                       4.8
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                     100.0%
==============================================================================================================
Column totals may not add to 100.0% due to rounding


_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                           Distribution by Seasoning

                                          Number Of                Total Dollar             Scheduled Principal
 Seasoning (Months)                   Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 0 - 3                                       775                    $403,282,892                   99.2%
 4 - 6                                         4                       1,847,865                    0.5
 7 - 12                                        3                       1,227,254                    0.3
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
---------------------------------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding



                                         Distribution by Document Status

                                          Number Of                Total Dollar             Scheduled Principal
 Document Status                      Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Full Doc                                    410                    $226,172,558                   55.7%
 Asset Only                                  308                     145,513,373                   35.8
 No Doc                                       51                      28,459,000                    7.0
 Income Only                                  13                       6,213,079                    1.5
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding





                                            Distribution by Property Zip Codes

                                          Number Of                Total Dollar             Scheduled Principal
Property Zip Codes                    Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
60521                                          7                      $4,704,071                    1.2%
08226                                          7                       3,869,774                    1.0
92037                                          5                       3,932,104                    1.0
92660                                          8                       3,946,584                    1.0
20878                                          7                       3,803,815                    0.9
92130                                          6                       3,602,520                    0.9
90274                                          4                       2,841,113                    0.7
92651                                          6                       2,888,969                    0.7
01742                                          3                       2,809,651                    0.7
90049                                          3                       2,611,906                    0.6
All Other                                    726                     371,347,504                   91.4
---------------------------------------------------------------------------------------------------------------
Total                                        782                    $406,358,010                 100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding


                                   Distribution by Delinquency

                                          Number Of                Total Dollar             Scheduled Principal
 Delinquency                          Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Current                                     782                    $406,358,010                  100.0%
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding

____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                       Distribution by Final Maturity Year

                                          Number Of                Total Dollar             Scheduled Principal
 Final Maturity Year                  Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 2028                                          1                        $534,135                    0.1%
 2032                                          3                       1,227,254                    0.3
 2033                                        778                     404,596,622                   99.6
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                          Distribution by First Payment Year

                                          Number Of                Total Dollar             Scheduled Principal
 First Payment Year                   Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 2002                                          1                        $314,243                    0.1%
 2003                                        781                     406,043,767                   99.9
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding



                                        Distribution by First Rate Change Date

                                          Number Of                Total Dollar             Scheduled Principal
 First Rate Change Date               Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 11/01/2012                                    1                        $314,243                    0.1%
 12/01/2012                                    2                         913,011                    0.2
 01/01/2013                                    2                         848,661                    0.2
 03/01/2013                                    2                         999,204                    0.3
 04/01/2013                                   15                       8,892,313                    2.2
 05/01/2013                                  160                      84,368,723                   20.8
 06/01/2013                                  581                     299,131,656                   73.6
 07/01/2013                                   19                      10,890,200                    2.7
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding




                                       Distribution by Original Term

                                          Number Of                Total Dollar             Scheduled Principal
 Original Term                        Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 Under 313 Months                              1                        $534,135                        0.1%
 349 - 360 Months                            781                     405,823,876                       99.9
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                      100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding


________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                         Distribution by Maximum Rate

                                          Number Of                Total Dollar             Scheduled Principal
 Maximum Rate                         Mortgage Loans (#)            Amount ($)                  Balance (%)
---------------------------------------------------------------------------------------------------------------
 9.00%  -  9.49%                              10                      $5,616,024                    1.4%
 9.50%  -  9.99%                             113                      61,644,488                   15.2
 10.00% - 10.49%                             475                     245,827,831                   60.5
 10.50% - 10.99%                             183                      92,922,206                   22.9
 11.00% - 11.49%                               1                         347,462                    0.1
---------------------------------------------------------------------------------------------------------------
 Total                                       782                    $406,358,010                  100.0%
===============================================================================================================
Column totals may not add to 100.0% due to rounding

_________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.